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                                                                    EXHIBIT 10.4

                        ADDENDUM TO EMPLOYMENT AGREEMENT


The Employment Agreement between The viaLink Company ("viaLink") and Robert I. Noe dated the 8th day of April, 1999 is amended as follows:

1. The first sentence of Section 6.1 shall be deleted and replaced with the following sentence: "Except as hereinafter set forth, the term ("Term) of this Agreement shall commence on or before the 30th day of April, 1999 and shall continue until the 25th day of May, 2001, and shall be automatically renewed on a year to year basis thereafter unless one party hereto notifies the other party hereto in writing at least thirty (30) days prior to the end of the then current Term that it will not renew this Agreement at the end of such then current Term."

2. Except as amended herein, no further changes are made to the Employment Agreement and the same remains in full force and effect.


The viaLink Company                                  Robert I. Noe.


By: /s/ LEWIS B. KILBOURNE                           /s/ ROBERT I. NOE
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   Lewis B. Kilbourne                                Robert I. Noe

Its: Chief Executive Officer


Date: 3/10/2000                                      Date: 3/14/2000
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